EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Earl Scheib, Inc. (the “Company”), solely for purposes of complying with 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.             The quarterly report of the Company on Form 10-Q for the period ended July 31, 2004 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTIAN K. BEMENT
Christian K. Bement
President and Chief Executive Officer
September 13, 2004

/s/ CHARLES E. BARRANTES
Charles E. Barrantes
Vice President and Chief Financial Officer
September 13, 2004